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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (Date of earliest event reported): FEBRUARY 28, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)



               DELAWARE                              1-3473                          95-0862768
     (State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
           of incorporation)

                        300 CONCORD PLAZA DRIVE                                      78216-6999
                          SAN ANTONIO, TEXAS                                         (Zip Code)
               (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484




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ITEM 5. OTHER EVENTS

         On February 28, 2002, Tesoro Petroleum Corporation (the "Company") entered into an Underwriting Agreement with Lehman Brothers Inc., Goldman, Sachs & Co. and Friedman, Billings, Ramsey & Co., Inc. pursuant to which the Company will issue 20,000,000 shares of its common stock pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-51789), as amended and supplemented by the prospectus supplement dated February 28, 2002. The Company also granted the Underwriters a 30-day option to purchase up to an additional 3,000,000 shares of its common stock. The underwriters exercised the full amount of the option on March 1, 2002. The Underwriting Agreement and the opinion of Fulbright & Jaworski L.L.P. relating to the issuance of the 23,000,000 shares of common stock are filed as Exhibits 1.1 and 5.1, respectively, to this Current Report on Form 8-K and are incorporated therein and into such Form S-3 by reference. The press releases announcing the offering and the underwriters' exercise of their option to purchase additional shares of common stock are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

         The information presented may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified as Risk Factors and Investment Considerations in Tesoro's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in the presentation data could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                   1.1 Underwriting Agreement dated February 28, 2002 by and among Tesoro Petroleum Corporation and the Underwriters.

                   5.1     Opinion of Fulbright & Jaworski L.L.P.

                  23.1     Consent of Fulbright & Jaworski L.L.P. (included in
                           Exhibit 5.1).

                  99.1 Press Releases issued on March 1, 2002 by Tesoro Petroleum Corporation.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 5, 2002


                                         TESORO PETROLEUM CORPORATION




                                         By:  /s/ James C. Reed, Jr.
                                            ------------------------------
                                                  James C. Reed, Jr.
                                               Executive Vice President,
                                             General Counsel and Secretary




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                            DESCRIPTION
-------                           -----------
   1.1         Underwriting Agreement dated February 28, 2002 by and among
               Tesoro Petroleum Corporation and the Underwriters.

   5.1         Opinion of Fulbright & Jaworski L.L.P.

  23.1         Consent of Fulbright & Jaworski L.L.P. (included in Exhibit 5.1).

  99.1         Press Releases issued on March 1, 2002 by Tesoro Petroleum
               Corporation.






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